SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:   December 19, 2002
(Date of earliest event reported)

TERAYON COMMUNICATION SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-24647	77-0328533

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

4988 Great America Parkway, Santa Clara, CA 95054

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 235-5500

Item 5. Other Events.

     On December 19, 2002, the Cable Television Laboratories, Inc. (CableLabs) announced the results of its latest wave of product certification and qualification testing. Terayon Communication Systems, Inc. (Terayon) submitted its BW 3500 cable modem termination system (CMTS) and TJ715 cable modem (CM) to CableLabs for its data over cable service interface specification (DOCSIS™) 2.0 qualification and certification, respectively. On December 19, 2002, CableLabs informed Terayon that the BW3500 CMTS and TJ 715 CM received CableLabs’ DOCSIS 2.0 qualification and certification, respectively, and Terayon issued a press release announcing the results, which release is attached as Exhibit 99.1.

Item 7. Exhibits.

99.1	Press Release, dated as of December 19, 2002, entitled Terayon CMTS and Cable Modem Earn DOCSIS™ 2.0 Qualification and Certification in CableLabs’ DOCSIS 2.0 Certification Wave.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Terayon Communication Systems, Inc.

By:	/s/ Zaki Rakib Zaki Rakib Chief Executive Officer

Date: December 20, 2002

INDEX OF EXHIBITS

99.1	Press Release, dated as of December 19, 2002, entitled Terayon CMTS and Cable Modem Earn DOCSIS™ 2.0 Qualification and Certification in CableLabs’ DOCSIS 2.0 Certification Wave.